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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 9, 2004



                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             0-15291                                   36-3312434
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     (Commission File Number)              (IRS Employer Identification Number)


2355 South Arlington Heights Road, Suite 400, Arlington Heights, Illinois  60005
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                (Address of principal executive offices)              (Zip Code)


        Registrant's Telephone Number, Including Area Code (847) 228-5400


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On August 9, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing July 2004 results and the extension of its temporary agreement with the landlord of 21 of its hotel properties. A copy of the Company's press release is attached to this current report on Form 8-K as
Exhibit 99.1.

      On August 11, 2004, the Company issued a press release announcing that on August 13, 2004, the Company will be holding an earnings call for the quarter ended June 30, 2004. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.2.

      On August 13, 2004, the Company issued a press release announcing its financial results for the three and six months ending June 30, 2004. A copy of the Company's press release is attached to this current report on Form 8-K as
Exhibit 99.3.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc., dated August 9, 2004, announcing July 2004 Results and Extension of Temporary Agreement with Landlord.

99.2 Press Release of Arlington Hospitality, Inc., dated August 11, 2004, announcing Earnings Call.

99.3 Press Release of Arlington Hospitality, Inc., dated August 13, 2004, announcing financial results for the three and six months ending June 30, 2004.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  August 13, 2004

                                        Arlington Hospitality, Inc.
                                        (Registrant)

                                        By: /s/ Jerry H. Herman
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                                           Jerry H. Herman
                                           Chief Executive Officer

                                        By: /s/ James B. Dale
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                                           James B. Dale
                                           Senior Vice President and
                                           Chief Financial Officer